SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2008

Date of Report (Date of earliest event reported)

OCTILLION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

2638 Lapeer Road, Suite 2, Auburn Hills, MI  48326

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On February 15, 2008, the Company terminated the stock option agreement granted to Mr. Nicholas Cucinelli on September 4, 2007 for 1,500,000 stock options and simultaneously entered into a 10 year Stock Option Agreement with Mr. Nicholas Cucinelli for 1,250,000 common shares reserved for issuance under the Company’s 2006 Incentive Stock Option Plan, effective immediately.

The 1,250,000 stock options have an exercise price of $1.66 per share, the closing price of the Company’s shares on February 8, 2008.  The options vest as follows: (a) 300,000 vest and become exercisable in annual installments of 100,000 for three years, with the first 100,000 vesting on February 8, 2009. All unexercised Options, whether vested or not, expire immediately in the event that Mr. Cucinelli is removed from his position by the Board of Directors, shareholders or voluntarily resigns from his position; (b) 500,000 vest and become exercisable in the event that the Company, or any subsidiary thereof, with the prior approval of the Board of Directors: successfully executes any partnership agreement or joint-venture agreement of any technology under current or future development; or successfully completes the sale any subsidiary; or any technology under current or future development. All unexercised Options, whether vested or not, expire immediately in the event that Mr. Cucinelli is removed from his position by the Board of Directors, shareholders or voluntarily resigns from his position, and (c) 450,000 vest and become exercisable upon: commencing commercial sales of products derived from any technology under current or future development; or successfully achieving commercial gross annual sales exceeding $10,000,000 of those products and/or services which are not derived from technologies under current or future research and development by the Company; or successfully completing the sale of Octillion to a third party, subject to shareholder and Board of Directors approval. All unexercised Options, whether vested or not, expire immediately in the event that Mr. Cucinelli is removed from his position by the Board of Directors, shareholders or voluntarily resigns from his position.

Item 1.02 – Termination of a Material Definitive Agreement

On February 15, 2008, the Company’s (simultaneously with the granting of 1,250,000 stock options described in Item 1.01 above) agreed to cancel 1,500,000 stock options granted to Mr. Nicholas Cucinelli on September 4, 2007, effective immediately.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 10.1 – Stock Option Agreement of Mr. Nicholas Cucinelli dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Nicholas Cucinelli

Nicholas Cucinelli

President and CEO

Date: February 22, 2008